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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  JULY 26, 2001
                Date of Report (Date of Earliest Event Reported)



                             HEWLETT-PACKARD COMPANY
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             (Exact name of registrant as specified in its charter)




        DELAWARE                    1-4423                   94-1081436
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(State or other jurisdiction      (Commission             (I.R.S. Employer
      of incorporation)           File Number)           Identification No.)



                    3000 HANOVER STREET, PALO ALTO, CA 94304
              (Address of principal executive offices) (Zip code)


                                 (650) 857-1501
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              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

     On July 26, 2001, Hewlett-Packard Company ("HP") issued a press release updating its fiscal guidance and announcing 6,000 job cuts. The press release, entitled "HP Updates Guidance; Announces 6,000 Job Cuts" dated July 26, 2001 was filed as Exhibit 99.1 and incorporated by reference into a previous Form 8-K filed on July 26, 2001. Also on July 26, at 9:00 a.m. EST, in connection with HP's issuance of the foregoing press release, HP held a conference call to discuss the contents of the press release. A transcript of this conference call is furnished herewith as Exhibit 99.1 and incorporated by reference into this Item 5. The furnishing of this transcript is not intended to constitute a representation that such furnishing is required by Regulation FD or that the materials they contain include material investor information that is not otherwise publicly available. The attached transcript contains forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause the results of HP and its consolidated subsidiaries to differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any projections of earnings, revenues, or other financial items; any statements of the plans, strategies, and objectives of management for future operations; any statements concerning proposed new products, services, or developments; any statements regarding future economic conditions or performance; statements of belief and any statement of assumptions underlying any of the foregoing. The risks, uncertainties and assumptions referred to above include the ability of HP to retain and motivate key employees; the timely development, production and acceptance of products and services and their feature sets; the challenge of managing asset levels, including inventory; the flow of products into third-party distribution channels; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks that are described from time to time in HP's Securities and Exchange Commission reports, including but not limited to the annual report on Form 10-K for the year ended Oct. 31, 2000, and subsequently filed reports. In addition, all of the information in the presentations is presented as of July 26, 2001, and HP does not assume any obligation or intend to update such information in the future.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 Transcript of conference call at 9:00 a.m. EST, July 26, 2001, discussing its press release dated July 26, 2001 updating guidance and announcing 6,000 job cuts.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HEWLETT-PACKARD COMPANY


Date: July 26, 2001                 By:    /s/ CHARLES N. CHARNAS
                                           -----------------------------------
                                    Name:  Charles N. Charnas
                                    Title: Assistant Secretary and
                                           Senior Managing Counsel


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                          INDEX TO EXHIBITS FILED WITH
                THE CURRENT REPORT ON FORM 8-K DATED JULY 26, 2001




  Exhibit                              Description
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    99.1      Transcript of conference call at 9:00 a.m. EST, July 26, 2001, discussing its press release dated July 26, 2001 updating guidance and announcing 6,000 job cuts.